UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                           December 15, 1998

                      ACCESS PHARMACEUTICALS, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

                               DELAWARE
             ----------------------------------------------
             (State of other jurisdiction of incorporation)

          0-9314                                         83-0221517
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

       2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
       -----------------------------------------------        --------------
          (Address of principal executive offices)              (Zip Code)


                Registrant's telephone number, including area code:
                ----------------------------------------------------
                                (214) 905-5100


                                        N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountants

Effective December 15, 1998, Access Pharmaceuticals, Inc. engaged Grant Thornton LLP as its principal accountants. During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult
Grant Thornton LLP regarding any of the matters or events set forth in Item
304 (a) (2) (i) and (ii) of Regulation S-K.




                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          ACCESS PHARMACEUTICALS, INC.

                                          By: /s/ Kerry P. Gray
                                             --------------------
                                       Title: President and CEO

Dated: December 18, 1998